Exhibit 99.2

MAY 2016

1

Forward-Looking Statements

This presentation contains, and future oral and written statements of the Company and its management may contain, forward-looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information available to management at the time the statements are made, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely” or other similar expressions. Additionally, all statements in these materials, including forward-looking statements, speak only as of the date they are made, and we undertake no obligation to update any statement in light of new information or future events.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. The factors that could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include: the strength of the local and national economy; changes in the interest rate environment; our ability to timely complete the proposed acquisition of Community State Bank, and to realize the anticipated benefits of such transaction; the economic impact of exceptional weather occurrences such as tornadoes, floods and blizzards; the economic impact of past and any future terrorist attacks, acts of war or threats thereof and the response of the United States to any such threats and attacks; the impact of cybersecurity risks; the costs, effects and outcomes of existing or future litigation; changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB, the SEC or the PCAOB; our ability to manage the risks associated with the foregoing as well as anticipated; and the other factors described in the “Risk Factors” section included under Item 1A. of Part I of our most recent Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

4 Overview of Stock Offering

5 QCR Holdings Pro Forma Branch Map

6 Community State Bank Branch Map

7 Acquisition Rationale

8 Financial Highlights—Community State Bank

9 Key Transaction Assumptions & Metrics

10 Deposit Market Share—Des Moines/West Des Moines, Iowa MSA

11 Community State Bank Market Highlights

12 Pro Forma Loan and Deposit Composition—Reported

14 Pro Forma Loan and Deposit Composition—Regulatory Data

Current Stock Offering

Registered Direct Offering

Minimum of $25MM

Common Stock

Use of Proceeds:

Possible acquisition of Community State Bank—$80MM Cash Purchase

Target close of September 30, 2016

Maintain as independent charter

Fully registered shares

4

QCR Holdings—Pro Forma Branch Map

QCR Holdings Inc.

Community State Bank

5

Community State Bank Branch Map

6

Acquisition Rationale

We are pursuing the acquisition of Community State Bank – Ankeny for the following reasons:

Experienced and capable President/CEO who is committed to leading our efforts in the Des Moines metro for the next 3-5 years.

Demonstrated improvement in earnings and asset quality during the last 3 years.

1.0% ROA expected in 2016.

Strong core deposit base and retail franchise.

The best market in our identified target footprint.

Opportunity for enhanced future earnings performance as part of QCRH due to:

Ability to leverage more C&I lending in the Des Moines Metro

Ability to layer in SFG offerings (municipal bonds, tax credit bridge loans, USDA/SBA products, etc.)

Identified cost savings

Ability to layer in private banking and wealth management

$600MM total assets is an attractive acquisition size. Big enough to provide meaningful impact on financial results, not too large to overstrain existing infrastructure.

Meets the EPS Accretion and TBV Dilution Earn-back expectations of our M&A Strategy.

Greater than 12% EPS Accretion Post Realization of Cost Saves

Earn-back of TBV Dilution in approximately three years

7

Financial Highlights

COMMUNITY STATE BANK

($000s) Year Ended, Quarter Ended

12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 3/31/16

Balance Sheet

Total Assets $ 547,632 $ 567,348 $ 576,276 $ 586,131 $ 594,002 $ 595,367

Total Loans & Leases 336,331 328,331 353,553 396,618 444,617 421,396

Total Deposits 434,795 457,837 469,166 476,665 481,273 482,756

Total Equity 58,456 60,597 58,795 61,417 62,998 64,567

Tangible Equity 53,638 55,813 54,045 56,700 58,315 59,892

Profitability

Net Income $ (1,676) $ 1,947 $ 4,000 $ 5,083 $ 5,478 $ 1,191

ROAA (%) (0.31) 0.36 0.72 0.87 0.94 0.81

ROAE (%) (3.11) 3.25 6.63 8.24 8.61 7.47

Net Interest Margin (FTE) (%) 3.68 3.40 3.24 3.40 3.56 3.53

Efficiency Ratio (FTE) (%) 75.36 78.33 74.09 67.10 68.62 70.55

Capital Adequacy

Tang. Cmn. Equity / Tang. Assets (%) 9.88 9.92 9.46 9.75 9.90 10.14

Leverage Ratio (%) 9.91 9.69 9.79 9.56 9.80 9.98

Total Risk Based Capital Ratio (%) 15.82 15.83 15.18 14.34 12.70 13.63

Asset Quality

NPAs / Assets (%) 7.32 4.86 3.05 2.40 2.04 1.75

NPAs (Excluding Restr.) / Assets (%) 4.15 3.79 2.36 2.00 1.46 0.93

Reserves / Loans (%) 3.02 2.72 2.34 2.09 1.84 1.90

NCOs / Average Loans (%) 1.47 1.02 0.20 (0.01) 0.04 0.16

Source: SNL Financial

8

KEY TRANSACTION

ASSUMPTIONS AND METRICS

KEY ASSUMPTIONS

Purchase price of $80 million in cash for 100% of the stock of Community State Bank – Ankeny

Assumed closing date of September 30, 2016

Cost savings of 10% of noninterest expenses ($1.8 million in cost saves) to be fully realized in Q1 of 2017

Transaction charges of $2.1 million

2.0% Mark on gross loans resulting in $.4 million additional credit mark

Transaction financed with $25 million in new common equity and $35 million in senior notes

FINANCIAL METRICS

$80 million purchase price represents 134% of March 31, 2016 Tangible Book Value ,14.4x LTM earnings, 13.3x projected 2016 earnings and approximately 11.0x projected 2017 earnings including cost saves

Transaction results in 12.0% accretion in Earnings Per Share in 2017

Transaction results in the earn-back of dilution in Tangible Book Value per share in 3 years

Transaction results in Total Consolidated Assets of approximately $3.2 Billion in four separate banking charters in five of the top 15 MSA’s in Iowa and Illinois

DEPOSIT MARKET SHARE

2015 DES MOINES / WEST DES MOINES, IOWA MSA

Total Deposits in

Rank Institution Number of Branches Total Market Share (%)

Market (000’s)

1 Wells Fargo Bank NA 20 3,120,532 22.27

2 Bankers Trust 19 2,208,014 15.76

3 West Bank 8 1,151,735 8.22

4 U.S. Bank NA 15 980,308 7.00

5 Bank of America NA 5 816,771 5.83

6 Great Western Bank 8 697,184 4.98

7 Bank of the West 11 588,970 4.20

8 Community State Bank 10 472,352 3.37

9 First American Bank 6 349,450 2.49

10 Iowa State Bank 5 304,583 2.17

11 Earlham Savings Bank 8 237,217 1.69

12 City State Bank 6 224,331 1.60

13 Raccoon Valley Bank 4 208,566 1.49

14 Northwest Bank 3 174,296 1.24

15 Central Bank 8 167,640 1.20

Top 15 136 11,701,949 83.51

Market Total (2015) 217 14,012,084 100.00

Market Total (2014) 13,088,448 + 7.1% GROWTH

Source: SNL Financial (excludes Thrifts) as of 6/30/15

csb
community state bank

Assets:	$595,367 Million (as of 3/31/16)
Population:	627, 569 (Des Moines MSA)
Market Deposits:	$14.0 Billion (7.1% growth Y-O-Y 2014)

Ranked 8th with 3.37% market share and over $472 Million in deposits in the Des Moines MSA

MAJOR EMPLOYERS - DES MOINES AND ANKENY

- Hy-Vee Food Corporation
- Mercy Medical Center
- UnityPoint Health
- Principal Financial Group
- Nationwide
- John Deere Companies
- DuPont Pioneer
- JBS USA, LLC
- Pella Corporation
- Vermeer Manufacturing
- Kum & Go
- Meredith Corporation
- Tones Spices/ACH Foods



Source: FDIC deposit market share as provided by SNL Financial.
Deposit data as of 6/30/15 as adjusted for acquisitions to the extent discernible.

ANKENY HIGHLIGHTS

Population: 54,400
Median Household Income: $74,400
Cost of Living Index (US =100): 93
Median Home Value: $191,074
Households: 22,000
Median Age: 33.8

For the past 10 years, Ankeny has grown by an average of 5 residents per day. More people are moving to Ankeny than any other community in Iowa. From 2005 to 2015, the population has increased approx. 50%.

Ranked 9th Best Small City in America (2015) (WalletHub)

Retail sales in Ankeny have increased 14% in three years, topping $775 million.

Ranked Safest Large City in Iowa (2015) (ValuePenguin.com - source FBI statistics)

Total new investment in Ankeny exceeded half a billion dollars over the past two years.

Best Places for Millennial Job Seekers (2015) (NerdWallet.com)

Since 2010, Ankeny's local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment.

Best Community to Live In (2015) (Cityview Reader Poll)

DES MOINES (METRO) HIGHLIGHTS

Population: 627,569
Median Household Income: $64,280
Cost of Living Index (US =100): 91.4
Median Home Value: $126,500
Households: 289,922
Median Age: 36

Ranked #1 Best City for the Middle Class (2016) (Business Insider)

Ranked #11 Best Place to Live in the U.S. (2016) (U.S. News & World Report)

Ranked #4 Best Mid-Sized City to Make a Living (2016) (MoneyGeek)

Ranked #4 Most Pro-Business Cities in America (2015) (MarketWatch)

Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News)

Cost of doing business in Des Moines is 17% lower than the national average

81 insurance companies are headquartered in Des Moines

Recent Corporate Investments: Toro - $16.9MM, Hewlett Packard - $16.7MM, Fed Exp - $11.4MM, Interstate Batteries - $10.8MM, XPO Logistics - $2.9MM

11

Pro Forma Loan Composition—Reported

Dollars in Thousands

For the period ended March 31, 2016 QCR Holdings, Inc. Community State Bank Pro Forma

Commercial & Industrial $ 682,057 36.4% $ 77,875 18.5% $ 759,932 33.1%

Commercial Real Estate 766,159 40.9% 222,469 52.8% 988,628 43.1%

Direct Financing Leases 172,774 9.2% 745 0.2% 173,519 7.6%

Residential Real Estate 173,096 9.2% 113,412 26.9% 286,508 12.5%

Consumer 71,842 3.8% 1,320 0.3% 73,162 3.2%

Other 7,895 0.4% 5,575 1.3% 13,470 0.6%

Gross Loans and Leases $ 1,873,823 100.0% $ 421,396 100.0% $ 2,295,219 100.0%

QCRH Community State Bank Pro Forma

Direct

Consumer Other 8%

4% Other Direct Consumer <1%

Other 1% <1% 3%

<1%

Consumer Res. RE Res. RE

Direct <1% 27% 12%

C&I 9%

36%

Res. RE C&I

9% 19% C&I

33%

Comm. RE

Comm. RE 43%

Comm. RE 53%

41%

Source: QCRH Q1’16 press release and SNL Financial

Pro Forma Deposit Composition—Reported

Dollars in Thousands

For the period ended March 31, 2016 QCR Holdings, Inc. Community State Bank Pro Forma

Non-Interest Bearing $ 641,859 32.3% $ 119,553 24.8% $ 761,412 30.8%

Interest Bearing 916,455 46.1% 287,877 59.6% 1,204,332 48.7%

Time Deposits 331,786 16.7% 75,326 15.6% 407,112 16.5%

Brokered Deposits 99,473 5.0% —0.0% 99,473 4.0%

Total Deposits $ 1,989,573 100.0% $ 482,756 100.0% $ 2,472,329 100.0%

QCRH Community State Bank Pro Forma

Brokered Brokered

Time 5% Time Time 4%

17% 16% 16%

Non-Int Int

Int Bearing 46% Bearing Bearing

Non-Int Int Bearing 25% 49% Non-Int

Bearing 60% Bearing

32% 31%

Source: QCRH Q1’16 press release and SNL Financial

Pro Forma Loan Composition—Regulatory Data

Dollars in Thousands

For the period ended March 31, 2016 QCR Holdings, Inc. Community State Bank Pro Forma

Construction & Development $ 62,632 3.3% $ 103,637 24.6% $ 166,269 7.2%

Secured by Farmland 9,068 0.5% 17,159 4.1% 26,227 1.1%

1—4	Family Real Estate 252,282 13.5% 83,283 19.8% 335,565 14.6%

5+ Family Real Estate 82,294 4.4% 30,129 7.1% 112,423 4.9%

Commercial Real Estate 586,142 31.3% 101,673 24.1% 687,815 30.0%

Agricultural 95 0.0% 9,097 2.2% 9,192 0.4%

Commercial & Industrial 485,237 25.9% 68,778 16.3% 554,015 24.1%

Consumer 18,532 1.0% 1,320 0.3% 19,852 0.9%

Other 377,541 20.1% 6,320 1.5% 383,861 16.7%

Gross Loans and Leases $ 1,873,823 100.0% $ 421,396 100.0% $ 2,295,219 100.0%

QCRH Community State Bank Pro Forma

Consumer

Consumer Agriculture 1%

1% 2% Consumer

<1%

C&I Other Other

C&I 16% 2% 17%

26% C&D

C&I

Other Comm. RE 24% 7%

20% 24% Farm

C&D C&D 1—4 1%

3% 25% Family

Comm. RE 1—4 15%

31% Family Farm 1—4 Agriculture Comm. RE

14% <1% 5+ Family Family <1% 30%

7% 20%

Farm 5+ Family

5+ Family 4% 5%

4%

Source: SNL Financial

Pro Forma Deposit Composition—Regulatory Data

Dollars in Thousands

For the period ended March 31, 2016 QCR Holdings, Inc. Community State Bank Pro Forma

Non-Interest Bearing $ 641,859 32.3% $ 119,553 24.8% $ 765,817 30.9%

NOW and ATS 240,867 12.1% 7,049 1.5% 247,916 10.0%

MMDA and Savings 708,731 35.6% 279,021 57.8% 987,752 39.9%

Retail Time Deposits ( < $100K) 138,976 7.0% 56,028 11.6% 195,004 7.9%

Jumbo Time Deposits ( > $100K) 259,140 13.0% 21,105 4.4% 280,245 11.3%

Total Deposits $ 1,989,573 100.0% $ 482,756 100.0% $ 2,476,734 100.0%

QCRH Community State Bank Pro Forma

Jumbo

Time

Retail 4% Retail

Time Retail Time

7% Jumbo Time 8%

Time 12% Jumbo

MMDA and 13% MMDA Time

and 11%

Savings 36% Bearing Non-Int Savings

40%

MMDA 25%

Non-Int and Non-Int

Bearing Savings Bearing

32% 58% NOW and 31%

ATS

NOW and 1% NOW and

ATS ATS

Source: SNL Financial